Exhibit 99.7

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

13640 BRIARWICK DRIVE, SUITE 100 AUSTIN, TEXAS 78729-1107 512-249-7000	306 WEST SEVENTH STREET, SUITE 302 FORT WORTH, TEXAS 76102-4987 817- 336-2461 www.cgaus.com	1000 LOUISIANA STREET, SUITE 1900 HOUSTON, TEXAS 77002-5008 713-651-9944

January 27, 2022

Mr. Hal Hogsett

Brigham Minerals, LLC

5914 W. Courtyard Dr., II Ste 200

Austin, Texas 78730

Re:	Audit Summary

Brigham Minerals, LLC Interests

Various Oil & Gas Properties in CO, WY,

OK, MT, ND, TX and NM

As of December 31, 2021

Pursuant to the Guidelines of the

Securities and Exchange Commission for

Reporting Corporate Reserves and

Future Net Revenue

Dear Mr. Hogsett:

As requested, this letter was prepared on January 27, 2022 for Brigham Minerals, LLC (“Brigham”) for the purpose of submitting our audit of your total proved, probable and possible reserves and forecasts of economics attributable to the above-captioned interests. We audited 100% of Brigham reserves, which are made up of certain Anadarko, Delaware, Denver-Julesburg (“DJ”), Midland and Williston Basin oil and gas properties located in the following states: Colorado, Wyoming, Oklahoma, Montana, North Dakota, Texas and New Mexico. This audit, effective December 31, 2021 and completed January 27, 2022, was prepared for the purpose of public disclosure by Brigham Minerals, LLC in filings made with the U.S. Securities and Exchange Commission (“SEC”) in accordance with the disclosure requirements set forth in SEC regulations. This evaluation was prepared using constant prices and costs, and conforms to Item 1202(a)(8) of Regulation S-K and other rules of the Securities and Exchange Commission (SEC). A composite summary of the values prepared by Brigham by reserve category is presented below:

		Proved Developed Producing	Proved Developed Non-Prod	Proved Undeveloped	Total Proved	Probable Undeveloped	Possible Undeveloped
Net Reserves
Oil	- Mbbl	9,867.5	3,280.8	3,761.8	16,910.1	22,012.7	13,653.2
Gas	- MMcf	45,362.9	11,008.8	9,800.3	66,172.0	94,100.0	39,254.4
NGL	- Mbbl	4,857.0	1,510.1	1,499.2	7,866.3	10,697.8	5,800.0
MBOE/6	- Mbbl	22,285.0	6,625.7	6,894.4	35,805.1	48,393.8	25,995.6
Future Revenue
Oil	- M$	635,325.0	211,617.9	242,992.5	1,089,935.6	1,421,511.9	883,113.9
Gas	- M$	149,136.0	34,339.1	29,765.2	213,240.3	327,364.8	126,860.4
NGL	- M$	129,055.0	40,647.0	39,906.4	209,608.4	286,509.6	155,544.5
Severance Taxes	- M$	52,467.3	15,363.9	17,356.0	85,187.3	115,705.6	63,354.7
Ad Valorem Taxes	- M$	14,522.7	5,699.1	4,440.1	24,661.9	26,085.1	18,546.7
Operating Expenses	- M$	0.0	0.0	0.0	0.0	0.0	0.0
Investments	- M$	0.0	0.0	0.0	0.0	0.0	0.0
Future Net Cash Flow	- M$	846,526.2	265,541.1	290,867.9	1,402,935.3	1,893,595.5	1,083,617.5

Discounted @ 10% (Present Worth)	- M$	446,864.6	160,314.3	147,624.3	754,802.8	582,712.9	192,243.1

Brigham Minerals, LLC Interests

January 27, 2022

Proved Developed (“PD”) reserves are the summation of the Proved Developed Producing (“PDP”) and Proved Developed Non-Producing (“PDNP”) reserve estimates. Proved Developed reserves were estimated at 13,148.3 Mbbl oil, 56,371.7 MMcf gas and 6,367.1 Mbbl NGLs (or 28,910.7 MBOE/6). Of the Proved Developed reserves, 22,285.0 MBOE/6 were attributed to producing zones in existing wells and 6,625.7 MBOE/6 were attributed to zones in existing wells not producing. Probable Undeveloped (“PROB”) and Possible Undeveloped (“POSS”) reserves and values are shown in the prior table and represent 100% of the Probable and Possible reserves reported herein, as no Probable Developed or Possible Developed reserves were audited in this report.

Future revenue was calculated prior to deducting state production taxes and ad valorem taxes; however, future net cash flow was calculated after deducting these taxes, future capital costs and operating expenses, but before federal income taxes. Future net cash flow has been discounted at an annual rate of ten (10) percent, in accordance with SEC guidelines, to determine its “present worth”. Present worth indicates the time value of money and should not be construed to represent an estimate of the fair market value of the properties.

The oil reserves include oil and condensate. Oil and natural gas liquid (NGL) volumes are expressed in barrels (42 U.S. gallons). Gas volumes are expressed in thousands of standard cubic feet (Mcf) at contract temperature and pressure base. BOE (barrels of oil equivalent) is expressed as oil and NGL volumes in barrels plus gas volumes in Mcf divided by six (6) to convert to barrels.

Hydrocarbon Pricing

The base SEC oil and gas prices calculated for December 31, 2021 were $66.56 per bbl and $3.64 per MMBtu respectively. As specified by the SEC, a company must use a 12-month average price, calculated as the unweighted arithmetic average of each first-day-of-the-month price within the 12-month period prior to the end of the reporting period. The base oil price is based upon WTI-Cushing spot prices (EIA) during 2021 and the base gas price is based upon Henry Hub spot prices (EIA) during 2021.

Adjustments to oil and gas prices were applied based upon calculations derived from regional averages or provided by Brigham. Oil price differentials may include adjustments for basis differential, transportation and/or crude quality corrections. Gas price differentials include adjustments for basis differential and the BTU heating value of the gas. Gas shrinkage includes compression and processing losses, flaring and contract allocations.

After these pricing adjustments, the net realized prices over the life of the proved properties was estimated to be $64.455 per bbl for oil, $3.223 per MCF for gas and $26.646 per bbl for NGLs. All economic factors were held constant in accordance with SEC guidelines.

Expenses, Taxes and Investments

Expenses: Routine lease operating expenses (“LOE”) were applied to all wells, and were derived from regional averages and operator assumptions. Although LOE is not paid by the mineral owner, it was applied in this evaluation to assist in proper economic limit determinations. Different LOE averages were applied to vertical and horizontal wells, although the vertical wells were not evaluated for this report. Expenses were not escalated in this report, as per SEC guidelines.

Taxes: Oil and gas severance taxes were applied based on the respective state guidelines. No ad valorem taxes are assessed by Oklahoma, New Mexico, North Dakota or Montana.

Investments: Drilling and completion investments (“future development costs”) were estimated by lateral length, based on the drilling unit acreage for each basin. Future development costs are not paid by the mineral owner and therefore not included in this evaluation. However, future development costs were used to assist in proper commerciality determinations of each new drill. Wells that did not meet minimum economic requirements were dropped from the analysis. Investments were not escalated in this report as per SEC guidelines.

Brigham Minerals, LLC Interests

January 27, 2022

Reserve Estimation Methods

The methods employed in estimating reserves are industry standards and appropriate for this analysis. Reserves for proved developed producing wells were estimated using production performance methods for the vast majority of properties. Certain new producing properties with very little production history were forecast using a combination of production performance and analogy to similar production, both of which are considered to provide a relatively high degree of accuracy. Monthly production data from the various state commission web sites and other public data outlets were used in this evaluation, with data typically updated through October 2021.

Non-producing reserve estimates, for both developed and undeveloped properties, were forecast using either volumetric or analogy methods, or a combination of both. These methods provide a relatively high degree of accuracy for predicting proved developed non-producing and undeveloped reserves for Brigham’s properties, due to the mature nature of their properties targeted for development and an abundance of subsurface control data. The assumptions, data, methods and procedures used herein are appropriate for the purpose served by this report.

New drills on the Brigham acreage include planned (AFE’d) drills, wells currently drilling, permitted wells and/or wells expected to be drilled based on operator information or regional activity. For each new drill, a reserve category of PDNP, PUD, PROB, or POSS was assigned based upon the proximity to production and geologic control. Reserves for each location were assigned based on offset analogy to production, with preference given to modern completions.

The drill schedules for each basin were determined based on spud and completion rates, proximity to drilling rig activity, well status, well reserve category, and gross estimated reserves within each basin. First, known completed locations were developed in chronological order based on state filings or publicly sourced completion data. The development schedule for these locations begins before the effective date of this report to more appropriately estimate the turn-in-line rate of these locations due to production data lag. Second, spud locations with unknown completion status were scheduled based on the historical spud to completion time within each basin. Third, permitted locations, without development data, were scheduled in chronological order by filing date. Last, undeveloped wells were scheduled in order of decreasing gross estimated reserves, with PUD properties scheduled first, followed by PROB and then POSS properties. The drill schedules applied for each basin were found to be reasonable and appropriate for the purposes of this report

SEC Conformance and Regulations

The reserve classifications and the economic considerations used herein conform to the criteria of the SEC. The reserves and economics are predicated on regulatory agency classifications, rules, policies, laws, taxes and royalties currently in effect except as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions which could affect the reserves and economics have not been considered. However, we do not anticipate nor are we aware of any legislative changes or restrictive regulatory actions that may impact the recovery of reserves.

This audit includes 997 commercial proved undeveloped locations, targeting various productive reservoir in the seven (7) state outlined previously. Each of these drilling locations proposed as part of Brigham’s development plans conforms to the proved undeveloped standards as set forth by the SEC. In our opinion, the operators of these drills have indicated they have reasonably certain intent to complete this development plan within the next five (5) years. Furthermore, Brigham and the other operators have demonstrated through their actions that they have the proper company staffing, financial backing and prior development success to ensure this development plan will be fully executed.

Brigham Minerals, LLC Interests

January 27, 2022

General Discussion

The estimates and forecasts were based upon interpretations of data furnished by your office and available from our files. To some extent information from public records has been used to check and/or supplement these data. The basic engineering and geological data were subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data. All estimates represent our best judgment based on the data available at the time of preparation. Due to inherent uncertainties in future production rates, commodity prices and geologic conditions, it should be realized that the reserve estimates, the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

An on-site field inspection of the properties has not been performed. The mechanical operation or condition of the wells and their related facilities have not been examined nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered. The cost of plugging and the salvage value of equipment at abandonment have not been included in this evaluation.

Conclusion

It should be understood that our audit and the development of our reserves forecasts do not constitute a complete reserve study of the oil and gas properties of Brigham. Furthermore, if in the course of our examination something came to our attention which brought into question the validity or sufficiency of any of such information or data, we did not rely on such information or data until we had satisfactorily resolved our questions relating thereto or independently verified such information or data.

Please be advised that, based upon the foregoing, in our opinion the above-described estimates of Brigham’s Total Proved, Probable and Possible reserves and discounted cash flows are, in the aggregate and independently, reasonable within (+ or -) 5%, which supersedes the established audit tolerance guidelines of (+ or –) 10%. Also, these estimates have been prepared in accordance with generally accepted petroleum engineering and evaluation principles as set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers and as mandated by the SEC.

Cawley, Gillespie & Associates, Inc. is a Texas Registered Engineering Firm (F-693), made up of independent registered professional engineers and geologists that have provided petroleum consulting services to the oil and gas industry for over 60 years. This evaluation was supervised by W. Todd Brooker, President at Cawley, Gillespie & Associates, Inc. and a State of Texas Licensed Professional Engineer (License #83462). We do not own an interest in the properties or Brigham Minerals, LLC and are not employed on a contingent basis. We have used all methods and procedures that we consider necessary under the circumstances to prepare this report. Our work-papers and related data utilized in the preparation of these estimates are available in our office.

Yours very truly,

CAWLEY, GILLESPIE & ASSOCIATES, INC.
TEXAS REGISTERED ENGINEERING FIRM F-693

W. Todd Brooker, P. E. President

Table I - TP

Composite Reserve Estimates and Economic Forecasts

Brigham Minerals, LLC Interests

Various Properties in CO, WY, OK, MT, ND, TX and NM

Total Proved Reserves

As of December 31, 2021

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production	Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2022	296,390.5	1,386,125.2	115,156.6	2,037.738	7,193.954	809.564	64.318	3.243	26.642
12-2023	247,960.8	1,211,278.6	104,027.7	1,734.367	6,624.526	776.385	64.304	3.229	26.605
12-2024	220,281.4	1,078,348.6	94,622.0	1,559.206	5,919.959	715.816	64.371	3.210	26.647
12-2025	186,477.5	914,506.4	79,811.7	1,315.882	4,932.990	594.480	64.428	3.206	26.651
12-2026	144,935.3	761,438.3	65,864.6	1,015.971	4,056.879	481.471	64.435	3.217	26.636
12-2027	121,584.9	659,094.5	56,739.3	853.971	3,497.036	411.841	64.448	3.223	26.637
12-2028	105,978.3	583,782.2	50,131.6	745.140	3,089.920	362.417	64.458	3.225	26.639
12-2029	94,376.0	525,353.4	45,073.1	664.303	2,773.163	324.759	64.467	3.227	26.639
12-2030	85,223.8	477,481.6	40,963.1	600.737	2,516.498	294.520	64.476	3.228	26.640
12-2031	77,704.1	436,841.4	37,496.4	548.507	2,301.309	269.345	64.483	3.228	26.641
12-2032	71,317.1	401,623.4	34,513.2	504.027	2,113.964	247.622	64.491	3.228	26.642
12-2033	65,747.2	370,233.4	31,855.7	465.190	1,946.440	228.409	64.497	3.228	26.642
12-2034	60,758.4	341,554.2	29,473.1	430.424	1,795.329	211.323	64.503	3.227	26.643
12-2035	56,198.4	314,931.4	27,253.7	398.539	1,654.803	195.368	64.509	3.225	26.643
12-2036	51,998.7	290,607.1	25,220.5	369.195	1,527.508	180.718	64.514	3.225	26.645
12-2037	48,122.3	268,168.7	23,330.9	342.283	1,410.435	167.263	64.519	3.224	26.646
12-2038	44,506.7	247,301.5	21,586.4	317.356	1,302.037	154.931	64.524	3.223	26.646
12-2039	41,135.5	227,992.9	19,960.0	293.658	1,200.268	143.203	64.530	3.223	26.648
12-2040	37,928.6	209,813.2	18,424.2	271.304	1,104.158	132.162	64.539	3.224	26.653
S Tot	2,058,625.8	10,706,475.0	921,503.9	14,467.798	56,961.176	6,701.600	64.420	3.224	26.639
After	328,969.5	1,725,295.9	157,824.6	2,442.287	9,210.841	1,164.736	64.660	3.212	26.691
Total	2,387,595.2	12,431,771.0	1,079,328.5	16,910.084	66,172.016	7,866.336	64.455	3.223	26.646
Cum	1,721,038.6	6,793,171.5	0.0
Ult	4,108,634.0	19,224,946.0	1,079,328.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas	NGL	Hedge	Other	Total	Production	Ad Valorem
End	Revenue	Revenue	Revenue	Revenue	Revenue	Revenue	Taxes	Taxes	$/BOE6
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$
12-2022	131,062.820	23,332.113	21,568.174	0.000	0.120	175,963.234	9,563.984	3,158.899	0.000
12-2023	111,527.109	21,389.889	20,655.891	0.000	0.000	153,572.578	8,395.037	2,853.601	0.000
12-2024	100,368.242	19,000.461	19,074.121	0.000	0.000	138,442.828	7,654.016	2,484.032	0.000
12-2025	84,779.273	15,813.853	15,843.716	0.000	0.000	116,436.758	6,570.254	1,959.800	0.000
12-2026	65,464.277	13,051.903	12,824.488	0.000	0.181	91,340.852	5,189.916	1,519.623	0.000
12-2027	55,036.391	11,269.839	10,970.197	0.000	0.000	77,276.320	4,400.383	1,271.499	0.000
12-2028	48,030.043	9,965.996	9,654.275	0.000	0.000	67,650.219	3,857.841	1,101.542	0.000
12-2029	42,825.574	8,948.996	8,651.421	0.000	0.155	60,426.148	3,449.530	973.836	0.000
12-2030	38,732.930	8,123.028	7,846.014	0.000	0.000	54,701.871	3,125.243	873.511	0.000
12-2031	35,369.395	7,429.145	7,175.570	0.000	0.000	49,974.066	2,856.784	791.562	0.000
12-2032	32,504.961	6,824.622	6,597.087	0.000	0.000	45,926.613	2,626.493	721.677	0.000
12-2033	30,003.574	6,283.025	6,085.312	0.000	0.000	42,371.820	2,423.754	661.091	0.000
12-2034	27,763.635	5,793.164	5,630.323	0.000	0.000	39,187.148	2,241.745	608.206	0.000
12-2035	25,709.285	5,336.985	5,205.278	0.000	0.000	36,251.531	2,073.914	559.337	0.000
12-2036	23,818.406	4,925.493	4,815.168	0.000	0.036	33,559.105	1,920.052	514.627	0.000
12-2037	22,083.848	4,546.578	4,456.836	0.000	0.000	31,087.275	1,778.584	474.424	0.000
12-2038	20,476.938	4,196.251	4,128.351	0.000	0.088	28,801.629	1,647.877	437.438	0.000
12-2039	18,949.682	3,868.247	3,816.068	0.000	0.000	26,633.984	1,523.981	402.217	0.000
12-2040	17,509.842	3,559.593	3,522.461	0.000	0.000	24,591.871	1,406.814	368.816	0.000
S Tot	932,016.312	183,659.188	178,520.750	0.000	0.000	1,294,196.000	72,706.203	21,735.740	0.000
After	157,919.266	29,581.094	31,087.641	0.000	0.000	218,587.953	12,481.050	2,926.184	0.000
Total	1,089,935.625	213,240.266	209,608.391	0.000	0.000	1,512,783.875	85,187.250	24,661.924	0.000

(21)	(22)	(23) (24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Operating	Wells	Workover	3rd Party	Other		Future Net	Cumulative	Cum.Cash Flow
End	Expense	Gross Net	Expense	COPAS	Deductions	Investment	Cash Flow	Cash Flow	Disc.@ 10.0%
Mo-Year	M$	Count	M$	M$	M$	M$	M$	M$	M$
12-2022	0.000	9279 0.0	0.000	0.000	0.000	0.000	163,240.031	163,240.031	155,676.766
12-2023	0.000	9580 0.0	0.000	0.000	0.000	0.000	142,324.016	305,564.031	279,203.312
12-2024	0.000	9947 0.0	0.000	0.000	0.000	0.000	128,305.023	433,869.062	380,416.250
12-2025	0.000	10040 0.0	0.000	0.000	0.000	0.000	107,906.789	541,775.875	457,926.531
12-2026	0.000	9971 0.0	0.000	0.000	0.000	0.000	84,631.281	626,407.188	513,144.094
12-2027	0.000	9906 0.0	0.000	0.000	0.000	0.000	71,604.633	698,011.750	555,600.750
12-2028	0.000	9826 0.0	0.000	0.000	0.000	0.000	62,691.004	760,702.812	589,386.250
12-2029	0.000	9726 0.0	0.000	0.000	0.000	0.000	56,002.703	816,705.500	616,820.125
12-2030	0.000	9620 0.0	0.000	0.000	0.000	0.000	50,703.129	867,408.562	639,397.938
12-2031	0.000	9497 0.0	0.000	0.000	0.000	0.000	46,325.730	913,734.312	658,150.125
12-2032	0.000	9380 0.0	0.000	0.000	0.000	0.000	42,578.402	956,312.750	673,818.000
12-2033	0.000	9244 0.0	0.000	0.000	0.000	0.000	39,287.070	995,599.875	686,960.062
12-2034	0.000	9127 0.0	0.000	0.000	0.000	0.000	36,337.273	1,031,937.125	698,010.438
12-2035	0.000	8950 0.0	0.000	0.000	0.000	0.000	33,618.242	1,065,555.375	707,304.375
12-2036	0.000	8787 0.0	0.000	0.000	0.000	0.000	31,124.393	1,096,679.750	715,126.750
12-2037	0.000	8615 0.0	0.000	0.000	0.000	0.000	28,834.305	1,125,514.125	721,714.562
12-2038	0.000	8443 0.0	0.000	0.000	0.000	0.000	26,716.312	1,152,230.375	727,263.688
12-2039	0.000	8262 0.0	0.000	0.000	0.000	0.000	24,707.719	1,176,938.125	731,929.125
12-2040	0.000	8052 0.0	0.000	0.000	0.000	0.000	22,816.293	1,199,754.375	735,845.812
S Tot	0.000		0.000	0.000	0.000	0.000	1,199,754.375	1,199,754.375	735,845.812
After	0.000		0.000	0.000	0.000	0.000	203,180.609	1,402,935.250	754,802.750
Total	0.000		0.000	0.000	0.000	0.000	1,402,935.000	1,402,935.250	754,802.750

SEC Pricing (Dec 31, 2021)
Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU	Percent	Cum. Disc.
2022	66.56	3.64	8.00	826,535.125
Thereafter	0.0%	0.0%	10.00	754,803.500
Cap	66.56	3.64	12.50	683,303.438
			15.00	626,187.375
			17.50	579,422.250
			20.00	540,350.375

12 Months in first year 89.000 Year Life (01/2111)
01/27/2022 09:45:01
Summary

Table I - PDP

Composite Reserve Estimates and Economic Forecasts

Brigham Minerals, LLC Interests

Various Properties in CO, WY, OK, MT, ND, TX and NM

Proved Developed Producing Reserves

As of December 31, 2021

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production	Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2022	214,551.0	1,156,553.6	92,876.4	1,300.885	5,461.771	572.941	64.247	3.285	26.547
12-2023	149,647.2	883,817.2	70,957.6	932.358	4,227.639	442.763	64.289	3.287	26.551
12-2024	119,221.4	730,182.0	58,661.8	751.931	3,518.143	368.235	64.312	3.289	26.555
12-2025	100,266.1	626,523.2	50,397.7	637.109	3,032.294	317.545	64.328	3.290	26.558
12-2026	87,009.6	550,629.1	44,341.6	555.719	2,671.984	280.045	64.341	3.291	26.561
12-2027	77,103.6	492,024.9	39,669.3	494.439	2,391.436	250.936	64.353	3.291	26.564
12-2028	69,329.5	444,127.9	35,858.6	446.095	2,162.191	227.265	64.364	3.290	26.566
12-2029	62,980.1	404,681.2	32,736.4	406.510	1,970.039	207.633	64.375	3.290	26.567
12-2030	57,644.5	370,870.2	30,060.6	373.221	1,806.219	190.820	64.384	3.290	26.568
12-2031	53,040.8	341,118.3	27,704.6	344.295	1,663.165	176.081	64.393	3.289	26.568
12-2032	48,965.2	314,616.2	25,610.6	318.383	1,533.702	162.736	64.401	3.289	26.569
12-2033	45,282.4	290,428.8	23,688.3	294.782	1,414.191	150.479	64.408	3.288	26.569
12-2034	41,886.6	267,922.4	21,935.5	272.970	1,304.375	139.385	64.413	3.287	26.569
12-2035	38,720.6	246,747.3	20,272.7	252.529	1,200.465	128.758	64.419	3.286	26.569
12-2036	35,775.5	227,342.6	18,742.5	233.571	1,106.247	118.935	64.426	3.285	26.570
12-2037	33,046.7	209,408.1	17,313.9	216.221	1,019.375	109.895	64.433	3.284	26.571
12-2038	30,488.9	192,688.3	15,993.9	200.135	938.687	101.623	64.439	3.284	26.572
12-2039	28,099.5	177,215.6	14,760.4	184.647	862.464	93.641	64.448	3.285	26.573
12-2040	25,807.4	162,611.0	13,590.5	169.942	790.110	86.082	64.462	3.287	26.580
S Tot	1,318,866.8	8,089,508.5	655,172.9	8,385.742	39,074.508	4,125.797	64.346	3.288	26.561
After	214,249.9	1,280,881.6	111,965.7	1,481.778	6,288.370	731.209	64.610	3.285	26.625
Total	1,533,116.5	9,370,391.0	767,138.6	9,867.520	45,362.879	4,857.006	64.385	3.288	26.571
Cum	1,719,678.5	6,790,699.0	0.0
Ult	3,252,795.0	16,161,093.0	767,138.6

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas	NGL	Hedge	Other	Total	Production	Ad Valorem
End	Revenue	Revenue	Revenue	Revenue	Revenue	Revenue	Taxes	Taxes	$/BOE6
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$
12-2022	83,577.680	17,940.154	15,209.920	0.000	0.000	116,727.758	6,426.618	2,039.000	0.000
12-2023	59,940.684	13,896.896	11,755.702	0.000	0.000	85,593.133	4,712.574	1,468.926	0.000
12-2024	48,357.891	11,572.144	9,778.476	0.000	0.000	69,708.445	3,923.525	1,180.926	0.000
12-2025	40,983.781	9,977.416	8,433.516	0.000	0.000	59,394.641	3,457.179	995.229	0.000
12-2026	35,755.613	8,793.326	7,438.321	0.000	0.000	51,987.273	3,028.147	862.077	0.000
12-2027	31,818.816	7,870.300	6,665.796	0.000	0.000	46,354.914	2,701.621	761.010	0.000
12-2028	28,712.469	7,114.573	6,037.535	0.000	0.000	41,864.480	2,440.912	681.037	0.000
12-2029	26,169.100	6,481.696	5,516.215	0.000	0.088	38,167.102	2,226.018	614.933	0.000
12-2030	24,029.566	5,941.934	5,069.666	0.000	0.000	35,041.184	2,044.248	559.700	0.000
12-2031	22,170.082	5,470.399	4,678.208	0.000	0.000	32,318.699	1,885.793	512.297	0.000
12-2032	20,504.096	5,044.270	4,323.734	0.000	0.000	29,872.082	1,743.358	469.790	0.000
12-2033	18,986.248	4,650.566	3,998.006	0.000	0.000	27,634.777	1,612.974	431.532	0.000
12-2034	17,582.883	4,287.799	3,703.358	0.000	0.000	25,574.018	1,492.780	397.434	0.000
12-2035	16,267.765	3,944.197	3,420.937	0.000	0.000	23,632.918	1,379.664	364.860	0.000
12-2036	15,048.087	3,634.313	3,160.088	0.000	0.000	21,842.504	1,275.435	334.604	0.000
12-2037	13,931.710	3,348.079	2,920.054	0.000	0.000	20,199.855	1,179.575	307.442	0.000
12-2038	12,896.531	3,082.733	2,700.301	0.000	0.000	18,679.584	1,090.970	282.311	0.000
12-2039	11,900.104	2,833.053	2,488.360	0.000	0.000	17,221.508	1,006.108	258.002	0.000
12-2040	10,954.871	2,597.198	2,288.053	0.000	0.000	15,840.127	925.285	234.793	0.000
S Tot	539,587.938	128,481.070	109,586.258	0.000	0.000	777,654.938	44,552.785	12,755.903	0.000
After	95,737.047	20,654.982	19,468.773	0.000	0.000	135,860.812	7,914.559	1,766.833	0.000
Total	635,325.000	149,136.047	129,055.031	0.000	0.000	913,515.688	52,467.344	14,522.736	0.000

(21)	(22)	(23) (24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Operating	Wells	Workover	3rd Party	Other		Future Net	Cumulative	Cum.Cash Flow
End	Expense	Gross Net	Expense	COPAS	Deductions	Investment	Cash Flow	Cash Flow	Disc.@ 10.0%
Mo-Year	M$	Count	M$	M$	M$	M$	M$	M$	M$
12-2022	0.000	8409 0.0	0.000	0.000	0.000	0.000	108,261.961	108,261.961	103,595.031
12-2023	0.000	8380 0.0	0.000	0.000	0.000	0.000	79,411.820	187,673.797	172,582.547
12-2024	0.000	8342 0.0	0.000	0.000	0.000	0.000	64,604.023	252,277.828	223,581.891
12-2025	0.000	8286 0.0	0.000	0.000	0.000	0.000	54,942.328	307,220.156	262,999.500
12-2026	0.000	8213 0.0	0.000	0.000	0.000	0.000	48,097.102	355,317.250	294,363.625
12-2027	0.000	8148 0.0	0.000	0.000	0.000	0.000	42,892.301	398,209.531	319,788.062
12-2028	0.000	8068 0.0	0.000	0.000	0.000	0.000	38,742.613	436,952.156	340,663.219
12-2029	0.000	7968 0.0	0.000	0.000	0.000	0.000	35,326.090	472,278.250	357,966.062
12-2030	0.000	7862 0.0	0.000	0.000	0.000	0.000	32,437.229	504,715.469	372,408.906
12-2031	0.000	7739 0.0	0.000	0.000	0.000	0.000	29,920.602	534,636.062	384,519.719
12-2032	0.000	7622 0.0	0.000	0.000	0.000	0.000	27,658.957	562,295.062	394,697.219
12-2033	0.000	7486 0.0	0.000	0.000	0.000	0.000	25,590.318	587,885.375	403,257.406
12-2034	0.000	7369 0.0	0.000	0.000	0.000	0.000	23,683.840	611,569.188	410,459.844
12-2035	0.000	7192 0.0	0.000	0.000	0.000	0.000	21,888.398	633,457.625	416,511.062
12-2036	0.000	7029 0.0	0.000	0.000	0.000	0.000	20,232.484	653,690.125	421,596.062
12-2037	0.000	6857 0.0	0.000	0.000	0.000	0.000	18,712.850	672,402.938	425,871.500
12-2038	0.000	6686 0.0	0.000	0.000	0.000	0.000	17,306.287	689,709.250	429,466.219
12-2039	0.000	6505 0.0	0.000	0.000	0.000	0.000	15,957.408	705,666.688	432,479.469
12-2040	0.000	6296 0.0	0.000	0.000	0.000	0.000	14,680.060	720,346.750	434,999.531
S Tot	0.000		0.000	0.000	0.000	0.000	720,346.750	720,346.750	434,999.531
After	0.000		0.000	0.000	0.000	0.000	126,179.391	846,526.188	446,864.625
Total	0.000		0.000	0.000	0.000	0.000	846,526.125	846,526.188	446,864.625

SEC Pricing (Dec 31, 2021)
Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU	Percent	Cum. Disc.
2022	66.56	3.64	8.00	490,536.062
Thereafter	0.0%	0.0%	10.00	446,865.250
Cap	66.56	3.64	12.50	403,627.062
			15.00	369,350.656
			17.50	341,496.969
			20.00	318,391.906

12 Months in first year 89.000 Year Life (01/2111)
01/26/2022 03:00:47
Summary

Table I - PDNP

Composite Reserve Estimates and Economic Forecasts

Brigham Minerals, LLC Interests

Various Properties in CO, WY, OK, MT, ND, TX and NM

Proved Developed Non-Producing Reserves

As of December 31, 2021

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production	Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2022	68,825.7	197,089.5	19,623.3	669.444	1,608.953	222.237	64.483	3.112	26.927
12-2023	58,388.5	219,427.3	21,987.0	493.528	1,719.109	231.641	64.264	3.144	26.857
12-2024	33,661.4	142,030.8	14,272.1	291.098	1,101.540	149.402	64.372	3.140	26.871
12-2025	23,776.7	102,100.5	10,258.6	208.221	787.225	107.336	64.455	3.132	26.891
12-2026	18,655.2	80,362.9	8,075.4	164.521	617.034	84.431	64.499	3.126	26.903
12-2027	15,454.4	66,556.8	6,689.0	136.941	509.392	69.887	64.528	3.122	26.913
12-2028	13,246.6	56,962.7	5,725.7	117.792	434.859	59.785	64.551	3.118	26.921
12-2029	11,624.4	49,888.6	5,015.3	103.653	380.069	52.342	64.568	3.115	26.927
12-2030	10,378.3	44,446.9	4,468.8	92.752	338.032	46.619	64.583	3.112	26.933
12-2031	9,389.1	40,125.2	4,034.8	84.071	304.721	42.077	64.595	3.110	26.937
12-2032	8,583.3	36,601.0	3,680.8	76.981	277.600	38.372	64.606	3.108	26.942
12-2033	7,908.6	33,630.7	3,382.3	71.029	254.726	35.238	64.615	3.106	26.945
12-2034	7,320.5	31,036.6	3,121.3	65.799	234.747	32.494	64.622	3.105	26.947
12-2035	6,791.7	28,721.6	2,888.4	61.058	216.945	30.042	64.626	3.104	26.949
12-2036	6,309.8	26,625.9	2,677.6	56.721	200.909	27.829	64.629	3.103	26.950
12-2037	5,866.0	24,713.5	2,485.3	52.729	186.355	25.817	64.630	3.103	26.950
12-2038	5,455.1	22,961.0	2,309.0	49.034	173.082	23.981	64.630	3.103	26.951
12-2039	5,072.8	21,344.6	2,146.5	45.601	160.903	22.294	64.630	3.103	26.951
12-2040	4,715.5	19,831.4	1,994.3	42.391	149.551	20.722	64.631	3.103	26.951
S Tot	321,423.8	1,244,457.5	124,835.5	2,883.365	9,655.752	1,322.546	64.473	3.123	26.907
After	43,985.7	181,991.9	18,337.6	397.409	1,353.074	187.582	64.716	3.093	26.978
Total	365,409.4	1,426,449.4	143,173.1	3,280.774	11,008.826	1,510.128	64.502	3.119	26.916
Cum	1,359.9	2,472.4	0.0
Ult	366,769.3	1,428,921.6	143,173.1

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas	NGL	Hedge	Other	Total	Production	Ad Valorem
End	Revenue	Revenue	Revenue	Revenue	Revenue	Revenue	Taxes	Taxes	$/BOE6
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$
12-2022	43,167.801	5,007.461	5,984.162	0.000	0.033	54,159.457	2,831.681	1,066.291	0.000
12-2023	31,716.236	5,405.699	6,221.147	0.000	0.000	43,343.074	2,291.084	1,029.882	0.000
12-2024	18,738.457	3,458.953	4,014.610	0.000	0.000	26,212.014	1,390.842	590.753	0.000
12-2025	13,420.788	2,465.597	2,886.332	0.000	0.000	18,772.703	1,007.158	397.527	0.000
12-2026	10,611.397	1,929.005	2,271.499	0.000	0.000	14,811.889	801.701	301.902	0.000
12-2027	8,836.610	1,590.204	1,880.871	0.000	0.000	12,307.686	667.279	243.973	0.000
12-2028	7,603.534	1,355.926	1,609.470	0.000	0.000	10,568.928	573.610	204.967	0.000
12-2029	6,692.703	1,183.901	1,409.418	0.000	0.000	9,286.014	504.399	176.869	0.000
12-2030	5,990.192	1,052.040	1,255.579	0.000	0.000	8,297.806	451.027	155.650	0.000
12-2031	5,430.608	947.642	1,133.444	0.000	0.000	7,511.688	408.530	139.052	0.000
12-2032	4,973.466	862.712	1,033.790	0.000	0.000	6,869.964	373.804	125.703	0.000
12-2033	4,589.532	791.181	949.481	0.000	0.000	6,330.192	344.539	114.671	0.000
12-2034	4,252.081	728.817	875.618	0.000	0.000	5,856.514	318.823	105.252	0.000
12-2035	3,945.970	673.352	809.590	0.000	0.000	5,428.912	295.598	97.018	0.000
12-2036	3,665.829	623.463	749.979	0.000	0.000	5,039.269	274.420	89.727	0.000
12-2037	3,407.845	578.230	695.782	0.000	0.000	4,681.854	254.977	83.199	0.000
12-2038	3,169.083	537.017	646.291	0.000	0.000	4,352.389	237.042	77.283	0.000
12-2039	2,947.159	499.220	600.831	0.000	0.000	4,047.212	220.423	71.846	0.000
12-2040	2,739.730	463.986	558.465	0.000	0.000	3,762.176	204.907	66.726	0.000
S Tot	185,899.016	30,154.408	35,586.359	0.000	0.000	251,639.750	13,451.845	5,138.293	0.000
After	25,718.852	4,184.722	5,060.653	0.000	0.000	34,964.227	1,912.065	560.781	0.000
Total	211,617.859	34,339.129	40,647.012	0.000	0.000	286,603.969	15,363.910	5,699.074	0.000

(21)	(22)	(23) (24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Operating	Wells	Workover	3rd Party	Other		Future Net	Cumulative	Cum.Cash Flow
End	Expense	Gross Net	Expense	COPAS	Deductions	Investment	Cash Flow	Cash Flow	Disc.@ 10.0%
Mo-Year	M$	Count	M$	M$	M$	M$	M$	M$	M$
12-2022	0.000	689 0.0	0.000	0.000	0.000	0.000	50,261.441	50,261.441	47,689.551
12-2023	0.000	761 0.0	0.000	0.000	0.000	0.000	40,022.117	90,283.555	82,546.297
12-2024	0.000	761 0.0	0.000	0.000	0.000	0.000	24,230.408	114,513.961	101,707.688
12-2025	0.000	761 0.0	0.000	0.000	0.000	0.000	17,368.033	131,881.984	114,180.602
12-2026	0.000	761 0.0	0.000	0.000	0.000	0.000	13,708.299	145,590.281	123,125.633
12-2027	0.000	761 0.0	0.000	0.000	0.000	0.000	11,396.424	156,986.719	129,883.961
12-2028	0.000	761 0.0	0.000	0.000	0.000	0.000	9,790.357	166,777.078	135,160.922
12-2029	0.000	761 0.0	0.000	0.000	0.000	0.000	8,604.751	175,381.828	139,376.594
12-2030	0.000	761 0.0	0.000	0.000	0.000	0.000	7,691.132	183,072.953	142,801.719
12-2031	0.000	761 0.0	0.000	0.000	0.000	0.000	6,964.110	190,037.078	145,620.859
12-2032	0.000	761 0.0	0.000	0.000	0.000	0.000	6,370.460	196,407.531	147,965.109
12-2033	0.000	761 0.0	0.000	0.000	0.000	0.000	5,870.980	202,278.516	149,929.047
12-2034	0.000	761 0.0	0.000	0.000	0.000	0.000	5,432.443	207,710.953	151,581.047
12-2035	0.000	761 0.0	0.000	0.000	0.000	0.000	5,036.299	212,747.266	152,973.328
12-2036	0.000	761 0.0	0.000	0.000	0.000	0.000	4,675.119	217,422.391	154,148.266
12-2037	0.000	761 0.0	0.000	0.000	0.000	0.000	4,343.680	221,766.062	155,140.672
12-2038	0.000	761 0.0	0.000	0.000	0.000	0.000	4,038.064	225,804.125	155,979.375
12-2039	0.000	761 0.0	0.000	0.000	0.000	0.000	3,754.939	229,559.078	156,688.375
12-2040	0.000	760 0.0	0.000	0.000	0.000	0.000	3,490.547	233,049.609	157,287.531
S Tot	0.000		0.000	0.000	0.000	0.000	233,049.609	233,049.609	157,287.531
After	0.000		0.000	0.000	0.000	0.000	32,491.381	265,541.062	160,314.312
Total	0.000		0.000	0.000	0.000	0.000	265,541.000	265,541.062	160,314.312

SEC Pricing (Dec 31, 2021)
Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU	Percent	Cum. Disc.
2022	66.56	3.64	8.00	172,263.547
Thereafter	0.0%	0.0%	10.00	160,314.391
Cap	66.56	3.64	12.50	148,243.125
			15.00	138,448.531
			17.50	130,300.461
			20.00	123,383.992

12 Months in first year 47.417 Year Life (06/2069)
01/26/2022 03:01:57
Summary

Table I - PUD

Composite Reserve Estimates and Economic Forecasts

Brigham Minerals, LLC Interests

Various Properties in CO, WY, OK, MT, ND, TX and NM

Proved Undeveloped Reserves

As of December 31, 2021

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production	Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2022	13,014.0	32,481.7	2,657.1	67.407	123.223	14.387	64.049	3.120	26.003
12-2023	39,925.1	108,035.8	11,083.3	308.479	677.771	101.983	64.413	3.080	26.269
12-2024	67,399.0	206,135.1	21,688.0	516.178	1,300.263	198.179	64.458	3.053	26.648
12-2025	62,433.9	185,881.4	19,155.3	470.551	1,113.463	169.599	64.551	3.027	26.674
12-2026	39,270.5	130,447.4	13,447.7	295.731	767.861	116.995	64.577	3.034	26.622
12-2027	29,026.9	100,512.3	10,381.1	222.590	596.211	91.018	64.608	3.035	26.627
12-2028	23,402.2	82,690.8	8,547.4	181.255	492.875	75.366	64.627	3.034	26.634
12-2029	19,771.1	70,783.2	7,321.5	154.139	423.054	64.786	64.642	3.034	26.638
12-2030	17,201.3	62,165.1	6,433.7	134.766	372.252	57.081	64.654	3.033	26.642
12-2031	15,274.0	55,598.4	5,757.0	120.141	333.423	51.187	64.663	3.032	26.646
12-2032	13,768.7	50,407.2	5,221.8	108.662	302.662	46.514	64.672	3.032	26.649
12-2033	12,556.3	46,172.8	4,785.2	99.379	277.525	42.692	64.679	3.031	26.652
12-2034	11,551.5	42,595.7	4,416.2	91.655	256.206	39.444	64.685	3.031	26.654
12-2035	10,686.0	39,462.5	4,092.6	84.952	237.392	36.568	64.690	3.031	26.656
12-2036	9,913.6	36,639.0	3,800.4	78.903	220.353	33.955	64.693	3.030	26.656
12-2037	9,209.7	34,046.7	3,531.7	73.334	204.705	31.550	64.695	3.030	26.656
12-2038	8,562.7	31,652.6	3,283.5	68.186	190.268	29.328	64.695	3.030	26.656
12-2039	7,963.1	29,432.5	3,053.2	63.411	176.899	27.269	64.695	3.030	26.656
12-2040	7,405.7	27,371.0	2,839.4	58.972	164.501	25.358	64.695	3.030	26.656
S Tot	418,335.4	1,372,511.1	141,496.0	3,198.692	8,230.908	1,253.257	64.567	3.040	26.609
After	70,734.0	262,422.6	27,521.3	563.100	1,569.394	245.945	64.755	3.021	26.665
Total	489,069.4	1,634,933.8	169,017.3	3,761.792	9,800.303	1,499.202	64.595	3.037	26.618
Cum	0.0	0.0	0.0
Ult	489,069.4	1,634,933.8	169,017.3

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas	NGL	Hedge	Other	Total	Production	Ad Valorem
End	Revenue	Revenue	Revenue	Revenue	Revenue	Revenue	Taxes	Taxes	$/BOE6
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$
12-2022	4,317.343	384.486	374.112	0.000	0.000	5,075.941	305.688	53.607	0.000
12-2023	19,870.045	2,087.300	2,679.027	0.000	0.000	24,636.389	1,391.388	354.795	0.000
12-2024	33,271.914	3,969.420	5,281.034	0.000	0.000	42,522.336	2,339.647	712.355	0.000
12-2025	30,374.705	3,370.840	4,523.886	0.000	0.044	38,269.477	2,105.909	567.044	0.000
12-2026	19,097.367	2,329.586	3,114.661	0.000	0.000	24,541.643	1,360.067	355.642	0.000
12-2027	14,381.026	1,809.368	2,423.534	0.000	0.000	18,613.896	1,031.485	266.517	0.000
12-2028	11,714.022	1,495.503	2,007.280	0.000	0.000	15,216.788	843.323	215.539	0.000
12-2029	9,963.805	1,283.401	1,725.781	0.000	0.000	12,972.995	719.111	182.033	0.000
12-2030	8,713.086	1,129.058	1,520.773	0.000	0.000	11,362.919	629.974	158.161	0.000
12-2031	7,768.709	1,011.088	1,363.929	0.000	0.000	10,143.737	562.462	140.212	0.000
12-2032	7,027.332	917.637	1,239.568	0.000	0.000	9,184.524	509.334	126.186	0.000
12-2033	6,427.754	841.280	1,137.822	0.000	0.000	8,406.861	466.235	114.888	0.000
12-2034	5,928.718	776.537	1,051.353	0.000	0.000	7,756.604	430.146	105.520	0.000
12-2035	5,495.531	719.424	974.743	0.000	0.000	7,189.697	398.649	97.460	0.000
12-2036	5,104.501	667.723	905.104	0.000	0.000	6,677.328	370.198	90.295	0.000
12-2037	4,744.304	620.265	840.997	0.000	0.000	6,205.567	344.031	83.782	0.000
12-2038	4,411.348	576.498	781.765	0.000	0.000	5,769.609	319.863	77.843	0.000
12-2039	4,102.407	535.979	726.872	0.000	0.000	5,365.256	297.449	72.369	0.000
12-2040	3,815.230	498.412	675.939	0.000	0.000	4,989.579	276.622	67.297	0.000
S Tot	206,529.141	25,023.805	33,348.184	0.000	0.000	264,901.156	14,701.580	3,841.543	0.000
After	36,463.355	4,741.395	6,558.215	0.000	0.000	47,762.980	2,654.432	598.571	0.000
Total	242,992.500	29,765.199	39,906.395	0.000	0.000	312,664.156	17,356.012	4,440.114	0.000

(21)	(22)	(23) (24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Operating	Wells	Workover	3rd Party	Other		Future Net	Cumulative	Cum.Cash Flow
End	Expense	Gross Net	Expense	COPAS	Deductions	Investment	Cash Flow	Cash Flow	Disc.@ 10.0%
Mo-Year	M$	Count	M$	M$	M$	M$	M$	M$	M$
12-2022	0.000	181 0.0	0.000	0.000	0.000	0.000	4,716.648	4,716.648	4,392.235
12-2023	0.000	439 0.0	0.000	0.000	0.000	0.000	22,890.191	27,606.840	24,074.600
12-2024	0.000	844 0.0	0.000	0.000	0.000	0.000	39,470.340	67,077.180	55,126.832
12-2025	0.000	993 0.0	0.000	0.000	0.000	0.000	35,596.477	102,673.656	80,746.438
12-2026	0.000	997 0.0	0.000	0.000	0.000	0.000	22,825.912	125,499.570	95,654.953
12-2027	0.000	997 0.0	0.000	0.000	0.000	0.000	17,315.920	142,815.484	105,928.805
12-2028	0.000	997 0.0	0.000	0.000	0.000	0.000	14,157.922	156,973.406	113,562.133
12-2029	0.000	997 0.0	0.000	0.000	0.000	0.000	12,071.840	169,045.250	119,477.547
12-2030	0.000	997 0.0	0.000	0.000	0.000	0.000	10,574.767	179,620.016	124,187.469
12-2031	0.000	997 0.0	0.000	0.000	0.000	0.000	9,441.055	189,061.078	128,009.680
12-2032	0.000	997 0.0	0.000	0.000	0.000	0.000	8,549.026	197,610.094	131,155.797
12-2033	0.000	997 0.0	0.000	0.000	0.000	0.000	7,825.730	205,435.828	133,773.734
12-2034	0.000	997 0.0	0.000	0.000	0.000	0.000	7,220.943	212,656.766	135,969.641
12-2035	0.000	997 0.0	0.000	0.000	0.000	0.000	6,693.594	219,350.375	137,820.094
12-2036	0.000	997 0.0	0.000	0.000	0.000	0.000	6,216.832	225,567.203	139,382.500
12-2037	0.000	997 0.0	0.000	0.000	0.000	0.000	5,777.747	231,344.938	140,702.531
12-2038	0.000	996 0.0	0.000	0.000	0.000	0.000	5,371.900	236,716.844	141,818.250
12-2039	0.000	996 0.0	0.000	0.000	0.000	0.000	4,995.440	241,712.281	142,761.469
12-2040	0.000	996 0.0	0.000	0.000	0.000	0.000	4,645.664	246,357.953	143,558.906
S Tot	0.000		0.000	0.000	0.000	0.000	246,357.953	246,357.953	143,558.906
After	0.000		0.000	0.000	0.000	0.000	44,509.973	290,867.938	147,624.266
Total	0.000		0.000	0.000	0.000	0.000	290,867.938	290,867.938	147,624.266

SEC Pricing (Dec 31, 2021)
Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU	Percent	Cum. Disc.
2022	66.56	3.64	8.00	163,735.219
Thereafter	0.0%	0.0%	10.00	147,624.266
Cap	66.56	3.64	12.50	131,433.781
			15.00	118,388.703
			17.50	107,625.414
			20.00	98,574.445

12 Months in first year 48.167 Year Life (03/2070)
01/26/2022 03:03:37
Summary

Table I - PROB

Composite Reserve Estimates and Economic Forecasts

Brigham Minerals, LLC Interests

Various Properties in CO, WY, OK, MT, ND, TX and NM

Probable Undeveloped Reserves

As of December 31, 2021

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production	Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2022	9,916.2	24,430.4	2,088.6	51.481	116.794	10.026	64.615	3.485	25.972
12-2023	53,671.0	191,228.4	16,653.6	285.807	1,040.727	106.560	64.131	3.409	26.255
12-2024	80,454.0	289,059.7	26,371.4	460.047	1,474.646	162.737	64.049	3.380	26.534
12-2025	112,151.5	439,208.9	39,943.9	785.960	2,791.360	304.703	63.930	3.307	26.690
12-2026	162,808.1	591,879.8	56,581.0	1,104.742	3,513.319	418.534	64.207	3.255	26.661
12-2027	169,543.2	657,828.7	63,161.7	1,120.041	3,824.445	452.492	64.253	3.319	26.574
12-2028	166,251.4	657,651.4	63,305.5	1,115.744	3,978.191	478.958	64.087	3.305	26.548
12-2029	157,445.6	646,390.4	62,031.9	1,075.720	4,028.821	469.499	64.277	3.318	26.615
12-2030	149,164.0	624,359.9	58,215.2	985.384	3,880.868	445.113	64.426	3.318	26.562
12-2031	139,522.1	601,407.6	56,364.1	1,066.545	3,893.802	461.061	64.606	3.319	26.660
12-2032	128,791.3	558,522.5	53,173.5	1,094.302	3,774.216	451.250	64.724	3.296	26.765
12-2033	121,249.6	531,859.1	50,711.1	1,078.824	3,542.131	432.012	64.772	3.295	26.799
12-2034	115,387.8	490,329.0	46,823.3	1,036.505	3,191.494	390.661	64.803	3.302	26.807
12-2035	97,090.4	454,364.3	43,321.2	826.456	2,821.718	339.870	64.773	3.331	26.801
12-2036	87,574.9	425,648.0	39,935.0	753.626	2,847.210	333.747	64.754	3.414	26.817
12-2037	78,118.5	417,137.2	38,595.0	665.602	2,797.805	322.888	64.744	3.459	26.828
12-2038	71,308.2	415,280.8	38,469.4	593.838	2,666.889	304.652	64.738	3.482	26.833
12-2039	67,079.4	405,336.6	37,647.0	569.378	2,592.660	297.147	64.736	3.507	26.843
12-2040	64,140.0	384,345.5	35,595.6	529.060	2,431.908	273.142	64.734	3.514	26.841
S Tot	2,031,667.2	8,806,268.0	828,988.1	15,199.060	55,209.000	6,455.050	64.488	3.351	26.700
After	795,036.4	5,306,664.0	485,957.2	6,813.677	38,891.027	4,242.701	64.775	3.661	26.908
Total	2,826,703.5	14,112,932.0	1,314,945.2	22,012.736	94,100.031	10,697.751	64.577	3.479	26.782
Cum	0.0	0.0	0.0
Ult	2,826,703.2	14,112,933.0	1,314,945.2

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas	NGL	Hedge	Other	Total	Production	Ad Valorem
End	Revenue	Revenue	Revenue	Revenue	Revenue	Revenue	Taxes	Taxes	$/BOE6
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$
12-2022	3,326.447	407.028	260.405	0.000	0.000	3,993.881	225.004	31.922	0.000
12-2023	18,328.996	3,548.212	2,797.701	0.000	0.000	24,674.924	1,357.841	457.513	0.000
12-2024	29,465.662	4,983.917	4,318.009	0.000	0.040	38,767.629	2,060.559	832.328	0.000
12-2025	50,246.027	9,231.523	8,132.458	0.000	0.135	67,610.141	3,549.723	1,820.148	0.000
12-2026	70,931.742	11,436.214	11,158.453	0.000	0.109	93,526.523	5,112.720	2,058.977	0.000
12-2027	71,965.523	12,695.082	12,024.579	0.000	0.000	96,685.039	5,373.263	2,014.636	0.000
12-2028	71,505.211	13,146.766	12,715.609	0.000	0.041	97,367.625	5,407.181	2,137.864	0.000
12-2029	69,143.742	13,369.315	12,495.565	0.000	0.000	95,008.383	5,259.484	1,766.271	0.000
12-2030	63,483.973	12,877.526	11,823.220	0.000	0.000	88,184.672	4,971.721	1,364.379	0.000
12-2031	68,904.914	12,925.123	12,291.649	0.000	0.540	94,122.227	5,225.181	1,292.865	0.000
12-2032	70,827.875	12,441.296	12,077.543	0.000	0.000	95,346.695	5,234.604	1,264.690	0.000
12-2033	69,877.898	11,670.653	11,577.423	0.000	0.460	93,126.430	5,106.605	1,192.331	0.000
12-2034	67,168.438	10,536.853	10,472.580	0.000	0.127	88,178.000	4,818.868	1,107.342	0.000
12-2035	53,532.391	9,399.744	9,108.776	0.000	0.000	72,040.812	3,986.575	904.719	0.000
12-2036	48,800.336	9,719.036	8,950.068	0.000	0.056	67,469.492	3,740.719	769.044	0.000
12-2037	43,093.500	9,678.875	8,662.369	0.000	0.000	61,434.730	3,421.135	679.319	0.000
12-2038	38,443.672	9,285.749	8,174.674	0.000	0.000	55,904.086	3,122.697	611.840	0.000
12-2039	36,859.113	9,092.004	7,976.176	0.000	0.000	53,927.020	3,035.522	557.642	0.000
12-2040	34,247.902	8,546.240	7,331.388	0.000	0.000	50,125.230	2,848.590	512.188	0.000
S Tot	980,153.375	184,991.156	172,348.656	0.000	0.391	1,337,493.500	73,857.992	21,376.018	0.000
After	441,358.562	142,373.656	114,160.984	0.000	0.405	697,893.438	41,847.637	4,709.064	0.000
Total	1,421,511.875	327,364.812	286,509.625	0.000	0.796	2,035,386.875	115,705.633	26,085.082	0.000

(21)	(22)	(23) (24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Operating	Wells	Workover	3rd Party	Other		Future Net	Cumulative	Cum.Cash Flow
End	Expense	Gross Net	Expense	COPAS	Deductions	Investment	Cash Flow	Cash Flow	Disc.@ 10.0%
Mo-Year	M$	Count	M$	M$	M$	M$	M$	M$	M$
12-2022	0.000	167 0.0	0.000	0.000	0.000	0.000	3,736.955	3,736.955	3,463.875
12-2023	0.000	618 0.0	0.000	0.000	0.000	0.000	22,859.570	26,596.525	23,133.391
12-2024	0.000	1040 0.0	0.000	0.000	0.000	0.000	35,874.672	62,471.199	51,294.535
12-2025	0.000	1722 0.0	0.000	0.000	0.000	0.000	62,240.211	124,711.406	95,682.141
12-2026	0.000	2548 0.0	0.000	0.000	0.000	0.000	86,354.625	211,066.031	151,881.625
12-2027	0.000	3214 0.0	0.000	0.000	0.000	0.000	89,297.031	300,363.062	204,776.891
12-2028	0.000	3831 0.0	0.000	0.000	0.000	0.000	89,823.016	390,186.094	253,114.266
12-2029	0.000	4293 0.0	0.000	0.000	0.000	0.000	87,982.547	478,168.625	296,229.938
12-2030	0.000	4737 0.0	0.000	0.000	0.000	0.000	81,848.789	560,017.438	332,648.812
12-2031	0.000	5083 0.0	0.000	0.000	0.000	0.000	87,603.367	647,620.812	368,068.156
12-2032	0.000	5394 0.0	0.000	0.000	0.000	0.000	88,847.422	736,468.250	400,724.281
12-2033	0.000	5704 0.0	0.000	0.000	0.000	0.000	86,827.508	823,295.750	429,775.656
12-2034	0.000	5951 0.0	0.000	0.000	0.000	0.000	82,251.562	905,547.312	454,788.344
12-2035	0.000	6017 0.0	0.000	0.000	0.000	0.000	67,149.508	972,696.812	473,363.250
12-2036	0.000	6095 0.0	0.000	0.000	0.000	0.000	62,959.797	1,035,656.625	489,186.562
12-2037	0.000	6173 0.0	0.000	0.000	0.000	0.000	57,334.668	1,092,991.375	502,291.281
12-2038	0.000	6251 0.0	0.000	0.000	0.000	0.000	52,169.570	1,145,161.000	513,130.156
12-2039	0.000	6329 0.0	0.000	0.000	0.000	0.000	50,333.961	1,195,494.875	522,626.875
12-2040	0.000	6409 0.0	0.000	0.000	0.000	0.000	46,764.730	1,242,259.625	530,656.500
S Tot	0.000		0.000	0.000	0.000	0.000	1,242,259.625	1,242,259.625	530,656.500
After	0.000		0.000	0.000	0.000	0.000	651,336.250	1,893,595.500	582,712.938
Total	0.000		0.000	0.000	0.000	0.000	1,893,595.875	1,893,595.500	582,712.938

SEC Pricing (Dec 31, 2021)
Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU	Percent	Cum. Disc.
2022	66.56	3.64	8.00	699,129.438
Thereafter	0.0%	0.0%	10.00	582,714.000
Cap	66.56	3.64	12.50	475,144.781
			15.00	395,695.188
			17.50	335,189.969
			20.00	287,951.531

12 Months in first year 61.333 Year Life (04/2083)
01/26/2022 03:15:12
Summary

Table I - POSS

Composite Reserve Estimates and Economic Forecasts

Brigham Minerals, LLC Interests

Various Properties in CO, WY, OK, MT, ND, TX and NM

Possible Undeveloped Reserves

As of December 31, 2021

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production	Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2022	2,960.3	8,002.4	911.4	14.980	36.568	5.637	63.892	3.417	24.410
12-2023	17,370.4	66,671.8	7,613.0	86.250	304.862	48.360	63.789	3.448	24.130
12-2024	12,430.6	65,548.6	7,161.6	57.288	266.419	40.013	63.585	3.382	24.739
12-2025	7,238.3	42,264.1	4,651.7	33.681	173.706	26.362	63.736	3.395	24.617
12-2026	5,284.6	31,399.1	3,470.4	24.701	129.670	19.809	63.797	3.402	24.539
12-2027	17,863.2	48,952.7	5,460.0	115.727	233.642	36.678	64.900	3.154	26.043
12-2028	34,063.1	76,564.1	8,549.4	193.699	336.713	53.488	65.012	3.070	26.542
12-2029	48,347.6	123,920.1	13,363.1	284.692	589.358	86.919	64.439	3.127	26.669
12-2030	47,814.3	148,623.5	15,691.6	325.485	807.961	112.856	63.875	3.188	26.649
12-2031	47,633.2	136,394.0	14,101.3	343.169	745.320	104.165	63.778	3.424	26.355
12-2032	51,295.5	149,931.3	15,472.4	349.032	796.225	111.219	63.276	3.321	25.959
12-2033	52,098.1	153,595.5	15,719.6	323.789	790.598	109.270	63.070	3.249	25.945
12-2034	47,168.1	150,770.7	15,570.6	287.615	755.346	104.746	63.322	3.204	26.189
12-2035	66,106.2	254,334.2	27,634.1	552.467	1,426.141	217.948	64.525	3.056	26.856
12-2036	78,838.0	278,964.2	30,471.1	604.173	1,633.287	260.253	64.708	3.031	26.942
12-2037	82,058.1	289,074.7	32,015.8	596.595	1,742.584	282.346	64.772	3.025	26.939
12-2038	81,684.2	284,260.5	31,428.5	577.645	1,687.521	270.356	64.797	3.037	26.911
12-2039	80,218.9	281,187.0	31,097.7	601.563	1,622.121	258.850	64.851	3.041	26.898
12-2040	78,286.8	266,702.7	29,550.8	639.051	1,633.465	250.900	64.891	3.052	26.955
S Tot	858,759.4	2,857,161.2	309,934.1	6,011.603	15,711.509	2,400.174	64.370	3.125	26.587
After	842,868.5	4,072,764.5	429,935.7	7,641.570	23,542.902	3,399.778	64.928	3.303	26.982
Total	1,701,627.9	6,929,925.5	739,869.8	13,653.172	39,254.410	5,799.952	64.682	3.232	26.818
Cum	0.0	0.0	0.0
Ult	1,701,627.4	6,929,925.5	739,869.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas	NGL	Hedge	Other	Total	Production	Ad Valorem
End	Revenue	Revenue	Revenue	Revenue	Revenue	Revenue	Taxes	Taxes	$/BOE6
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$
12-2022	957.081	124.949	137.602	0.000	0.000	1,219.633	77.136	20.737	0.000
12-2023	5,501.847	1,051.078	1,166.920	0.000	0.000	7,719.852	518.365	99.495	0.000
12-2024	3,642.658	901.155	989.878	0.000	0.000	5,533.688	354.628	111.907	0.000
12-2025	2,146.670	589.694	648.948	0.000	0.000	3,385.311	221.607	57.585	0.000
12-2026	1,575.833	441.184	486.083	0.000	0.000	2,503.102	165.722	38.999	0.000
12-2027	7,510.749	736.908	955.210	0.000	0.000	9,202.863	492.066	117.131	0.000
12-2028	12,592.793	1,033.627	1,419.659	0.000	0.000	15,046.072	780.141	186.379	0.000
12-2029	18,345.359	1,842.964	2,318.042	0.000	0.000	22,506.340	1,147.502	512.217	0.000
12-2030	20,790.369	2,576.129	3,007.514	0.000	0.000	26,374.043	1,347.996	854.245	0.000
12-2031	21,886.461	2,551.877	2,745.288	0.000	0.000	27,183.604	1,480.203	1,031.285	0.000
12-2032	22,085.432	2,644.296	2,887.137	0.000	0.000	27,616.812	1,560.383	1,024.454	0.000
12-2033	20,421.271	2,568.644	2,835.024	0.000	0.000	25,824.898	1,454.059	969.991	0.000
12-2034	18,212.469	2,420.032	2,743.161	0.000	0.000	23,375.650	1,292.778	820.654	0.000
12-2035	35,648.109	4,358.110	5,853.257	0.000	0.000	45,859.371	2,458.872	898.663	0.000
12-2036	39,094.594	4,950.267	7,011.798	0.000	0.000	51,056.578	2,742.188	876.084	0.000
12-2037	38,642.754	5,271.398	7,606.026	0.000	0.000	51,520.148	2,794.722	826.491	0.000
12-2038	37,429.453	5,124.545	7,275.438	0.000	0.069	49,829.504	2,722.052	760.364	0.000
12-2039	39,011.656	4,933.292	6,962.463	0.000	0.117	50,907.527	2,748.387	752.200	0.000
12-2040	41,468.387	4,985.803	6,762.887	0.000	0.000	53,216.832	2,851.383	760.212	0.000
S Tot	386,963.938	49,105.953	63,812.336	0.000	0.000	499,881.844	27,210.189	10,719.090	0.000
After	496,149.969	77,754.492	91,732.211	0.000	0.000	665,636.750	36,144.488	7,827.583	0.000
Total	883,113.938	126,860.445	155,544.547	0.000	0.000	1,165,518.625	63,354.680	18,546.672	0.000

(21)	(22)	(23) (24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Operating	Wells	Workover	3rd Party	Other		Future Net	Cumulative	Cum.Cash Flow
End	Expense	Gross Net	Expense	COPAS	Deductions	Investment	Cash Flow	Cash Flow	Disc.@ 10.0%
Mo-Year	M$	Count	M$	M$	M$	M$	M$	M$	M$
12-2022	0.000	78 0.0	0.000	0.000	0.000	0.000	1,121.760	1,121.760	1,031.159
12-2023	0.000	211 0.0	0.000	0.000	0.000	0.000	7,101.996	8,223.755	7,193.861
12-2024	0.000	215 0.0	0.000	0.000	0.000	0.000	5,067.158	13,290.913	11,207.368
12-2025	0.000	215 0.0	0.000	0.000	0.000	0.000	3,106.118	16,397.031	13,439.600
12-2026	0.000	215 0.0	0.000	0.000	0.000	0.000	2,298.381	18,695.412	14,939.881
12-2027	0.000	379 0.0	0.000	0.000	0.000	0.000	8,593.670	27,289.082	19,966.035
12-2028	0.000	596 0.0	0.000	0.000	0.000	0.000	14,079.552	41,368.633	27,545.500
12-2029	0.000	964 0.0	0.000	0.000	0.000	0.000	20,846.652	62,215.285	37,706.742
12-2030	0.000	1140 0.0	0.000	0.000	0.000	0.000	24,171.807	86,387.086	48,455.016
12-2031	0.000	1408 0.0	0.000	0.000	0.000	0.000	24,672.129	111,059.219	58,437.922
12-2032	0.000	1713 0.0	0.000	0.000	0.000	0.000	25,032.020	136,091.234	67,646.805
12-2033	0.000	2017 0.0	0.000	0.000	0.000	0.000	23,400.914	159,492.141	75,472.734
12-2034	0.000	2172 0.0	0.000	0.000	0.000	0.000	21,262.262	180,754.406	81,924.727
12-2035	0.000	2424 0.0	0.000	0.000	0.000	0.000	42,501.863	223,256.250	93,625.891
12-2036	0.000	2677 0.0	0.000	0.000	0.000	0.000	47,438.434	270,694.688	105,535.117
12-2037	0.000	2929 0.0	0.000	0.000	0.000	0.000	47,898.957	318,593.625	116,477.039
12-2038	0.000	3181 0.0	0.000	0.000	0.000	0.000	46,347.070	364,940.719	126,091.648
12-2039	0.000	3434 0.0	0.000	0.000	0.000	0.000	47,406.762	412,347.469	135,035.516
12-2040	0.000	3686 0.0	0.000	0.000	0.000	0.000	49,605.332	461,952.812	143,537.344
S Tot	0.000		0.000	0.000	0.000	0.000	461,952.812	461,952.812	143,537.344
After	0.000		0.000	0.000	0.000	0.000	621,664.438	1,083,617.500	192,243.062
Total	0.000		0.000	0.000	0.000	0.000	1,083,617.250	1,083,617.500	192,243.062

SEC Pricing (Dec 31, 2021)
Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU	Percent	Cum. Disc.
2022	66.56	3.64	8.00	253,964.562
Thereafter	0.0%	0.0%	10.00	192,243.328
Cap	66.56	3.64	12.50	140,389.547
			15.00	105,887.758
			17.50	82,130.398
			20.00	65,283.008

12 Months in first year 80.167 Year Life (03/2102)
01/26/2022 03:22:45
Summary